UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 9, 2004

QUANEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5725	38-1872178
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1900 West Loop South, Suite 1500, Houston, Texas 77027
(Address of principal executive offices)

Registrant’s telephone number, including area code: 713-961-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

On December 9, 2004, Quanex Corporation (the “Company”) completed the acquisition of all of the outstanding stock, through a subsidiary merger, of Mikron Industries, Inc. (“Mikron”), a privately-held Washington corporation.  Mikron, an industry-leading manufacturer of engineered vinyl and thermoplastic alloy composite (MikronWood™) window components, window coverings and door components, serves the residential building and remodeling markets.  Headquartered in the Seattle suburb of Kent, WA, Mikron operates modern and highly automated extrusion facilities located in the Kent area; Winnebago, IL; and Richmond, KY.

Pursuant to the terms of the Merger Agreement dated effective as of December 9, 2004 (the “Merger Agreement”); Quanex paid total cash consideration of approximately $205 million, which is subject to certain post-closing adjustments.  The Merger Agreement is by and among the Company, QUANEX FOUR, INC., a Delaware corporation and wholly owned subsidiary of Buyer, MIKRON INDUSTRIES, INC., a Washington corporation, and Jeffrey S. Sandwith, Susan Sandwith Crader, David A. Sandwith, Mark A. Sandwith, The W. Ronald Sandwith Special Purpose Revocable Trust pursuant to Indenture of Trust dated February 21, 2003, Jeffrey Sandwith, trustee, The Perpetual Asset Shield Trust FBO Jeffrey S. Sandwith pursuant to Indenture of Trust dated August 31, 2004, Jeffrey S. Sandwith, family trustee, The Perpetual Asset Shield Trust FBO Mark A. Sandwith pursuant to Indenture of Trust dated August 31, 2004, Mark A. Sandwith, family trustee, The Perpetual Asset Shield Trust FBO David A. Sandwith pursuant to Indenture of Trust dated August 31, 2004, David A. Sandwith, family trustee, and The Perpetual Asset Shield Trust FBO Susan Sandwith Crader pursuant to Indenture of Trust dated August 31, 2004, Susan Sandwith Crader, family trustee.  The Merger Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed on December 14, 2004, and incorporated herein by reference.

The Company financed the acquisition through cash on hand and borrowings from its $310 million revolving credit facility with Comerica Bank and a syndicate of other banks.  Prior to the execution of the Merger Agreement, there was no material relationship between Mikron and the Company, any affiliate of the Company, or any director or officer of the Company, and, to the knowledge of the Company, there was no material relationship between Mikron and any associate of any director or officer of the Company.  A press release, dated December 9, 2004, announcing the acquisition was attached as exhibit 99.1 to the Current Report on Form 8-K filed on December 14, 2004, and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

On December 14, 2004, the Company filed a Current Report on Form 8-K disclosing the completion of the acquisition of Mikron.  Such Form 8-K was filed without the financial statements and pro forma financial information as required by Items 210.3-05(a) and (b) of Regulation S-X.  This Current Report on Form 8-K provides such required information.

(a) Financial Statements of Business Acquired.

The audited financial statements of Mikron Industries, Inc. as of and for the years ended December 31, 2002 and 2003 are attached as Exhibit 99.1.  The unaudited financial statements of Mikron Industries, Inc. as of September 30, 2004 and for the nine months ended September 30, 2003 and 2004 are attached as Exhibit 99.2.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of Quanex Corporation as of and for the year ended October 31, 2004 are attached as Exhibit 99.3.

(c) Exhibits

Exhibit 23.1                                    Consent of Independent Auditor.

Exhibit 99.1	Audited financial statements of Mikron Industries, Inc. as of and for the years ended December 31, 2002 and 2003.

Exhibit 99.2	Unaudited financial statements of Mikron Industries, Inc. as of September 30, 2004 and for the nine months ended September 30, 2003 and 2004.

Exhibit 99.3	Unaudited pro forma condensed combined financial statements of Quanex Corporation as of and for the year ended October 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quanex Corporation

Date:	February 24, 2005	By:	/s/ Terry M. Murphy
Terry M. Murphy
Vice President - Finance and Chief Financial Officer
(Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
23.1	Consent of Independent Auditor.

99.1	Audited financial statements of Mikron Industries, Inc. as of and for the years ended December 31, 2002 and 2003.

99.2	Unaudited financial statements of Mikron Industries, Inc. as of September 30, 2004 and for the nine months ended September 30, 2003 and 2004.

99.3	Unaudited pro forma condensed combined financial statements of Quanex Corporation as of and for the year ended October 31, 2004.